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                                  EXHIBIT 10

                   Consent of KPMG LLP, Independent Auditors
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                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors of USAA Life Insurance Company and contractowners of the Separate Account of USAA Life Insurance Company:

We consent to the use of our reports included herein for the USAA Life Insurance Company, incorporated by reference for the Separate Account of USAA Life Insurance Company, and to the reference to our firm under the heading "Financial Information" and "Independent Auditors" in the Registration Statement.

                                        /s/ KPMG LLP

San Antonio, Texas
April 25, 2000